                       SEMIANNUAL REPORT / APRIL 30 2000


                             AIM GLOBAL GROWTH FUND


                                 [COVER IMAGE]






                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                           IRISES BY VINCENT VAN GOGH

        VAN GOGH'S PAINTING OF INDIGO IRISES IS ONE OF HIS MASTERPIECES,

              PARTLY BECAUSE THE FLOWER HAS SUCH UNIVERSAL APPEAL.

            NAMED FOR THE GREEK GODDESS OF THE RAINBOW, IRISES GROW

         ALL OVER THE GLOBE. LIKE THE APPRECIATION OF BEAUTIFUL ART AND

               FLOWERS, INVESTING HAS CAUGHT THE IMAGINATION AND

                    INTEREST OF PEOPLE THROUGHOUT THE WORLD.

                     -------------------------------------

AIM Global Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a portfolio of global equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index tracks the performance of more than 50 countries covered by Morgan Stanley Capital International that are considered either developed or emerging markets.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
Inception (9/15/94)               21.10%

5 years                           22.60

1 year                            32.66*

*39.29% excluding sales charges


CLASS B SHARES
--------------------------------------------------------------------------------
Inception (9/15/94)               21.43%

5 years                           22.99

1 year                            33.55*

*38.55% excluding CDSC


CLASS C SHARES
--------------------------------------------------------------------------------
Inception (8/4/97)                21.14%

1 year                            37.54*

*38.54% excluding CDSC
================================================================================

In addition to the 4/30/00 returns above, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 45.73%; five years, 25.41%; inception (9/15/94), 23.27%. Class B shares, one year, 47.18%; five years, 25.81%; inception (9/15/94), 23.62%. Class C shares, one year, 51.23%; inception (8/4/97), 25.72%.

Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                             AIM GLOBAL GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
 [PHOTO OF          and a telephone. At the time, Bob Graham, Gary Crum and I
 Charles T.         had the idea of creating a mutual fund company that put
   Bauer,           people first. Our slogan, "people are the product," means
Chairman of         that people--our employees and our investors-- are our
the Board of        company.
  THE FUND              Almost a quarter-century later, we've grown to more
APPEARS HERE]       than seven million investors, $176 billion in assets under management and 53 retail funds. Over that time, the industry
 [PHOTO OF          as a whole has grown from $51 billion in assets to more than
 Robert H.          $7 trillion today. I never dreamed we would see such
  Graham            phenomenal growth. You are the main reason for our success,
APPEARS HERE]       and I want you to know how much I appreciate your loyalty
                    and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.

    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

Chairman, A I M Advisors, Inc.

                              AIM GLOBAL GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

FUND POSTS STRONG RESULTS
IN CHOPPY MARKET

                     -------------------------------------

                     RECENT VOLATILITY HAS NOT DAMPENED OUR
                        ENTHUSIASM FOR TELECOMMUNICATIONS
                             AND TECHNOLOGY STOCKS.

                     -------------------------------------

GLOBAL MARKETS WERE EXTREMELY VOLATILE DURING THE PAST SIX MONTHS. HOW DID AIM GLOBAL GROWTH FUND PERFORM?
The fund produced excellent returns during the six-month period ended April 30, 2000. Class A shares reported a total return of 22.48%, Class B shares 22.14% and Class C shares 22.18%. These figures are at net asset value and do not include sales charges. The fund outperformed the MSCI All Country World Index, which produced a total return of 8.07% during the same time frame. Total net assets in the fund grew to $1.2 billion as of April 30, 2000, from $845.3 million six months ago.

WHAT HAPPENED IN GLOBAL EQUITY MARKETS OVER THE PAST SIX MONTHS?
World markets reached record highs near the end of 1999 in a rally dominated by technology, media and telecommunications stocks, commonly dubbed TMTs. This rally lasted for most of the reporting period, ending in March with a sharp sell-off in TMT stocks. Investors became worried about the sky-high valuation of technology stocks, especially those with no earnings. In mid-April, the tech-heavy Nasdaq plunged, and European and Asian markets followed suit. The rest of the period was marked by intense day-to-day volatility. Sentiment began to improve in late April as some TMT companies announced stronger-than-expected earnings.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Recent volatility has not dampened our enthusiasm for telecommunications and technology stocks. The two sectors made up about 55.25% of the portfolio as of April 30, 2000.
    Our investment strategy focuses on high-quality companies that produce strong earnings growth. Over the past six months, our analysis has led us to stocks in the technology infrastructure, bandwidth and storage areas. We've steered away from many Internet stocks, such as Internet service providers and Web-portal companies, because they don't meet our earnings criteria. This strategy has helped the fund reduce risk.

THE UNITED STATES WAS YOUR LARGEST COUNTRY ALLOCATION. WHAT WERE U.S. MARKETS LIKE DURING THE LAST SIX MONTHS?
After a huge rally in 1999, U.S. equities fell near the end of the reporting period, with technology stocks particularly hard-hit. Investors sold off not only speculative stocks, but quality companies as well. We considered this a major buying opportunity for the fund. Our U.S. allocation increased from 37.74% to 43.92% over the six-month reporting period.
    Interest-rate concerns also contributed to volatility in U.S. markets. With the economy growing by an annualized rate of 7% for the fourth quarter of 1999 and 5.4% in the first quarter of 2000, the Federal Reserve Board (the Fed) raised short-term interest rates again at its May meeting. The Fed raised interest rates six times since June 1999, but the rate hikes did not slow the U.S. economy.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE PAST SIX MONTHS?
We pared the fund's Japanese holdings from 17.16% to 10.35% of the portfolio, and slightly decreased its European allocations.
    In terms of sectors, we decreased our allocations in retail, health care and financials--areas that showed weak performance throughout the reporting period. At the same time, we increased communications equipment, computer software and services companies and semiconductor manufacturers--buying firms that demonstrated accelerating earnings.

WHY DID YOU REDUCE THE FUND'S JAPANESE HOLDINGS?
Japanese stocks suffered a major correction in the spring after a huge rally in 1999.
    We mitigated the effects on the fund by reducing our Japanese holdings by

AIM GLOBAL GROWTH FUND VS. BENCHMARK INDEX
Six-month total returns, excluding sales charges

As of 4/30/2000
================================================================================
FUND CLASS A SHARES           22.48%

FUND CLASS B SHARES           22.14%

FUND CLASS C SHARES           22.18%

MSCI COUNTRY WORLD INDEX       8.07%
================================================================================

GROWTH OF TOTAL NET ASSETS

4/30/99-4/30/00, in millions
================================================================================
4/30/99                       $  731
10/31/99                      $  845
4/30/00                       $1,200
================================================================================

          See important fund and index disclosures inside front cover.

                              AIM GLOBAL GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


roughly one-third. In addition, the Japanese economic recovery remains questionable, with the country officially in recession. However, we found growth in some Japanese telecommunications and technology companies, and we continued to focus on those sectors.

WHAT HAPPENED IN EUROPE? DID THE FUND HAVE MUCH EXPOSURE THERE?
European stocks made up 23.18% of the fund, mostly consisting of major TMT companies. The exposure hurt the fund's performance somewhat, as European equity markets also suffered a correction near the end of the reporting period. Despite this recent dip, we remain bullish on the region for a number of reasons:
o European economic growth is accelerating. Last year's GDP growth rate was about 2%, and economists predict a 3% rate for 2000.
o European equity markets are growing at record levels. Many Europeans are turning to stocks as a way to supplement retirement income, realizing that government-run pension plans may be insufficient. This interest in stocks has spawned a new era of entrepreneurship and investment throughout Europe.

IN WHAT OTHER COUNTRIES DID THE FUND HAVE INVESTMENTS?
We had holdings in Asia, including Hong Kong, Singapore, South Korea and Indonesia--markets where technology and telecommunications sectors were strong. Our favorite emerging economy outside Asia and Europe was Mexico. The country has benefited from lowered trade barriers and growing demand from U.S. consumers. We found attractive opportunities in the Mexican beverage and media industries.

WHAT WERE YOUR TOP HOLDINGS?
We invested in international leaders in wireless communications, computer software and the Internet:
o Nortel Networks--Canadian-based Nortel beat analysts' estimates in its most recent quarter, reflecting the strength of its optical networking, wireless Internet and high-speed Internet access businesses.
o VERITAS Software--The world's largest maker of storage-management software reported a better-than-expected first-quarter profit, spurred by strong demand for its products.
o Nokia--The Finnish company, which controls more than a quarter of the world's mobile-phone market, continues to post significant earnings increases.

WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR?
Markets could be volatile for some time because of rising interest rates. However, we believe that the long-term prospects for global equity investing remain strong, especially in the technology and telecommunications sectors.

PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

==================================================================================================================================
TOP 10 HOLDINGS                                    TOP 10 INDUSTRIES                                     TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
 1. Nortel Networks Corp. (Canada)         2.06%   1. Communications Equipment                  13.14%   1. United States   43.92%
 2. VERITAS Software Corp. (U.S.)          1.90    2. Computers (Software & Services)            9.37    2. Japan           10.35
 3. Nokia Oyj (Finland)                    1.90    3. Electronics (Semiconductors)               9.20    3. United Kingdom   5.94
 4. Vodafone AirTouch PLC (U.K.)           1.86    4. Telephone                                  7.88    4. France           4.35
 5. JDS Uniphase Corp. (U.S.)              1.63    5. Telecommunications (Cellular/Wireless)     4.41    5. Canada           3.92
 6. Telefonaktiebolaget LM Ericsson A.B.           6. Electrical Equipment                       3.86    6. Switzerland      3.85
    Class B (Sweden)                       1.55    7. Broadcasting (Television, Radio & Cable)   3.43    7. Mexico           2.41
 7. EMC Corp. (U.S.)                       1.52    8. Electronics (Component Distributors)       3.04    8. Netherlands      2.31
 8. Cisco Systems, Inc. (U.S.)             1.46    9. Retail (General Merchandise)               2.96    9. Germany          2.05
 9. Comverse Technology, Inc. (U.S.)       1.35   10. Insurance (Multi-Line)                     2.44   10. Hong Kong        2.01
10. Sun Microsystems, Inc. (U.S.)          1.27

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

                          [GLOBE AND PENCILS ARTWORK]

TEST YOUR GLOBAL INVESTING IQ

How much do you know about international investing? Take this quiz and find out. (Suggestion: Fold back the opposite page before you begin).
    Some of the answers may surprise you. They may even change your opinion about the potential benefits of investing overseas.
    For more information about international investing, please see your financial advisor. We think you'll come to the same conclusion as many other investors: International opportunities are too attractive to ignore, especially when you're saving for long-term goals.

QUESTIONS

1.  WHAT PERCENTAGE OF THE WORLD'S SECURITIES ARE TRADED OUTSIDE THE UNITED
    STATES?
    a. 40%
    b. 60%
    c. 80%

2.  HOW MANY OF THE WORLD'S LARGEST 100 COMPANIES ARE FOREIGN-OWNED?
    a. Fewer than 20
    b. 20 to 50
    c. More than 50

3.  WHICH OF THESE PRODUCTS OR BRANDS IS FOREIGN-OWNED?
    a. Dr. Pepper
    b. Lean Cuisine
    c. Panasonic
    d. All of the above

4. FOREIGN INVESTING INVOLVES GREATER POLITICAL, ECONOMIC AND CURRENCY RISKS THAN INVESTING IN THE UNITED STATES.
    a. True
    b. False

5.  WHAT MARKET HAD THE HIGHEST RETURNS OVER THE PAST 20 YEARS?
    a. United States
    b. Netherlands
    c. Sweden
    d. Hong Kong

6. HOW MANY TIMES HAS THE U.S. STOCK MARKET RANKED NO. 1 AMONG THE WORLD'S TOP-PERFORMING MARKETS OVER THE PAST 18 YEARS?
    a. 0
    b. 3
    c. 5

7.  A GLOBAL MUTUAL FUND CONTAINS:
    a. U.S. securities as well as foreign securities
    b. A broad spectrum of non-U.S.
       securities
    c. A greater number of securities than any other type of fund

8. THE ADVANTAGES OF MUTUAL FUND INVESTING CAN BE EVEN GREATER WITH INTERNATIONAL INVESTING THAN WITH DOMESTIC.
    a. True
    b. False

9. INVESTING YOUR RETIREMENT SAVINGS IN SOMETHING AS RISKY AS FOREIGN SECURITIES IS UNWISE.
    a. True
    b. False

10. HOW MUCH OF YOUR PORTFOLIO SHOULD YOU INVEST OVERSEAS?
    a. Less than 5%
    b. 5% to 15%
    c. 20% to 40%

                             AIM GLOBAL GROWTH FUND

[ARTWORK]

                      SEMIANNUAL REPORT / FOR CONSIDERATION

ANSWERS

1. ANSWER: C. Approximately 83% of the world's securities are traded in markets outside the United States. Source: Morgan Stanley Capital International

2. ANSWER: B. 42 of the world's largest 100 companies (in terms of market capitalization) are located outside the United States, as of December 31, 1999.

3. ANSWER: D. Dr. Pepper--Cadbury Schweppes (England); Lean Cuisine--Nestle (Switzerland); Panasonic--Matsushita (Japan). These names are presented as examples and are not necessarily holdings of any AIM fund.

4. ANSWER: A. True. International investing can pose greater risks, as well as greater rewards, compared to U.S. investments. These include, for instance, risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the funds' foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

5. ANSWER: C. Over the 20 years ended December 31, 1999, the markets ranked as follows in terms of average annual total return: 1. Sweden, 23.20% 2. Netherlands, 18.20% 3. Hong Kong, 17.01% 4. United States, 16.85%. Source:
    Lipper, Inc.

6. ANSWER: A. The U.S. stock market never ranked No. 1 among foreign stock markets over the past 18 years ending December 31, 1999. It was in the top five only four times. Source: Morgan Stanley Capital International.

7. ANSWER: A. Global funds include U.S. securities as well as foreign securities. International funds contain few or no U.S. securities in their portfolios.

8. ANSWER: A. True. Finding information on foreign stocks can be difficult, trading can be more complicated, and buying a diversified foreign portfolio can be expensive. So the advantages of mutual fund diversification and professional management can be even greater when you invest overseas.

9. ANSWER: B. False. It's important to include growth in your retirement investment program to gain the potential to outpace inflation. Foreign stocks have historically been an effective way to add growth to your portfolio. Source: Morgan Stanley Capital International.

10. ANSWER: C. Some asset allocation experts recommend that 20% to 40% of your portfolio should be in foreign investments. Of course, your investment decisions should be based on your goals and risk tolerance. Your financial advisor can help you find the allocation that's right for you.

HOW DID YOU DO?

8-10 CORRECT: Excellent. You have a keen understanding of global investing. Are you putting that knowledge to work?

5-7 CORRECT: Not bad. Time to build on what you know. Knowledge is power!

FEWER THAN 5 CORRECT: Don't be discouraged. Your financial advisor can help you learn more.

TALK TO YOUR PERSONAL ASSET ALLOCATION EXPERT--YOUR FINANCIAL ADVISOR. THIS QUIZ IS ONLY A BRIEF INTRODUCTION TO A COMPLEX SUBJECT. THE CORRECT ANSWERS MAY DEPEND ON YOUR OVERALL INVESTMENT STRATEGY, GOALS, RISK TOLERANCE AND AVAILABLE RESOURCES. ASK YOUR FINANCIAL ADVISOR ABOUT THE POTENTIAL ROLE THAT FOREIGN SECURITIES COULD PLAY WITHIN YOUR INVESTMENT PORTFOLIO, BASED ON YOUR PARTICULAR SITUATION.

                             AIM GLOBAL GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                      MARKET
                                       SHARES         VALUE
DOMESTIC COMMON STOCKS-43.42%

BANKS (MONEY CENTER)-1.00%

Chase Manhattan Corp. (The)            167,000   $   12,034,437
---------------------------------------------------------------

BIOTECHNOLOGY-0.51%

Amgen Inc.(a)                          110,000        6,160,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.35%

AT&T Corp.-Liberty Media
  Group-Class A(a)                     250,000       12,484,375
---------------------------------------------------------------
CBS Corp.(a)                           115,700        6,797,375
---------------------------------------------------------------
Comcast Corp.-Class A(a)               140,700        5,636,794
---------------------------------------------------------------
UnitedGlobalCom Inc.-Class A(a)         62,100        3,299,062
---------------------------------------------------------------
                                                     28,217,606
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-6.43%

Comverse Technology, Inc.(a)           181,600       16,196,450
---------------------------------------------------------------
Copper Mountain Networks, Inc.(a)       75,000        6,253,125
---------------------------------------------------------------
Efficient Networks, Inc.(a)            110,000        7,232,500
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  188,768       19,572,882
---------------------------------------------------------------
Motorola, Inc.                          96,212       11,455,241
---------------------------------------------------------------
PairGain Technologies, Inc.(a)         350,000        8,706,250
---------------------------------------------------------------
Scientific-Atlanta, Inc.               120,000        7,807,500
---------------------------------------------------------------
                                                     77,223,948
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.27%

Sun Microsystems, Inc.(a)              166,000       15,261,625
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.47%

Cisco Systems, Inc.(a)                 253,800       17,595,478
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.52%

EMC Corp.(a)                           131,400       18,256,387
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-8.37%

America Online, Inc.(a)                128,000        7,656,000
---------------------------------------------------------------
BEA Systems, Inc.(a)                   176,000        8,492,000
---------------------------------------------------------------
Computer Associates International,
  Inc.                                 108,700        6,066,819
---------------------------------------------------------------
Intuit Inc.(a)                         200,000        7,187,500
---------------------------------------------------------------
Mercury Interactive Corp.(a)            75,000        6,750,000
---------------------------------------------------------------
Novell, Inc.(a)                        286,000        5,612,750
---------------------------------------------------------------
Oracle Corp.(a)                        160,000       12,790,000
---------------------------------------------------------------
Rational Software Corp.(a)              99,000        8,427,375
---------------------------------------------------------------
Siebel Systems, Inc.(a)                 68,000        8,355,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              212,500       22,793,945
---------------------------------------------------------------
Yahoo! Inc.(a)                          49,000        6,382,250
---------------------------------------------------------------
                                                    100,514,139
---------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
ELECTRICAL EQUIPMENT-1.03%

Conexant Systems, Inc.(a)               96,000   $    5,748,000
---------------------------------------------------------------
Sanmina Corp.(a)                       110,000        6,606,875
---------------------------------------------------------------
                                                     12,354,875
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.62%

PE Corp-PE Biosystems Group            125,000        7,500,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-6.06%

Analog Devices, Inc.(a)                 87,200        6,698,050
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)         55,700        7,178,337
---------------------------------------------------------------
Intel Corp.                            116,000       14,710,250
---------------------------------------------------------------
LSI Logic Corp.(a)                     206,000       12,875,000
---------------------------------------------------------------
RF Micro Devices, Inc.(a)               65,000        6,764,062
---------------------------------------------------------------
Texas Instruments Inc.                  77,000       12,541,375
---------------------------------------------------------------
Xilinx, Inc.(a)                        165,000       12,086,250
---------------------------------------------------------------
                                                     72,853,324
---------------------------------------------------------------

ENTERTAINMENT-0.67%

Time Warner Inc.                        89,800        8,076,388
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.66%

Credence Systems Corp.(a)               55,500        7,922,625
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.03%

Warner-Lambert Co.                     109,000       12,405,563
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.53%

Genetech, Inc.(a)                       54,800        6,411,600
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.69%

Medtronic, Inc.                        160,000        8,310,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.96%

American International Group, Inc.     105,200       11,539,125
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.06%

Morgan Stanley Dean Witter & Co.       165,600       12,709,800
---------------------------------------------------------------

RAILROADS-0.51%

Kansas City Southern Industries,
  Inc.                                  85,500        6,145,313
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.80%

Home Depot, Inc. (The)                 171,000        9,586,688
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.12%

Costco Wholesale Corp.(a)              133,700        7,228,156
---------------------------------------------------------------
Target Corp.                           111,000        7,388,438
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  196,000       10,853,500
---------------------------------------------------------------
                                                     25,470,094
---------------------------------------------------------------

                                                       MARKET
                                       SHARES          VALUE
RETAIL (SPECIALTY-APPAREL)-0.47%

Gap, Inc. (The)                        155,000   $    5,696,250
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.97%

Dobson Communications Corp.(a)         197,000        5,048,125
---------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(a)                                 100,000       10,943,750
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)         50,000       10,403,125
---------------------------------------------------------------
Tritel, Inc.(a)                        130,500        4,257,563
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      100,000        4,968,750
---------------------------------------------------------------
                                                     35,621,313
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.32%

Viatel, Inc.(a)                        100,000        3,825,000
---------------------------------------------------------------
    Total Domestic Common Stocks
    (Cost $350,019,673)                             521,691,578
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-46.29%

AUSTRALIA-1.38%

AMP Ltd. (Insurance-Life/Health)       201,840        1,768,118
---------------------------------------------------------------
Austar United Communications Ltd.
  (Broadcasting-Television, Radio,
  & Cable)(a)                          514,100        1,966,535
---------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                             102,000        2,871,178
---------------------------------------------------------------
Cable & Wireless Optus Ltd.
  (Telephone)(a)                       701,800        2,266,477
---------------------------------------------------------------
Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)                950,000        2,400,065
---------------------------------------------------------------
TABCORP Holdings Ltd. (Leisure
  Time Products)                       361,000        1,932,413
---------------------------------------------------------------
Telstra Corp. Ltd.-Installment
  Receipts (Telephone)               1,315,900        3,365,967
---------------------------------------------------------------
                                                     16,570,753
---------------------------------------------------------------

BRAZIL-0.97%

Embratel Participacoes S.A.-ADR
  (Telephone)                          134,100        3,017,250
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)         20,416        4,860,618
---------------------------------------------------------------
Tele Centro Sul Participacoes
  S.A.-ADR (Telephone)                  28,900        1,842,375
---------------------------------------------------------------
Telesp-Telecomunicacoes de Sao
  Paulo S.A.-ADR (Telephone)            79,200        1,999,800
---------------------------------------------------------------
                                                     11,720,043
---------------------------------------------------------------

CANADA-3.92%

BCE Inc. (Telephone)                   114,130       13,220,733
---------------------------------------------------------------
Bombardier Inc.-Class B
  (Aerospace/Defense)                  342,260        9,200,911
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)           218,092       24,698,919
---------------------------------------------------------------
                                                     47,120,563
---------------------------------------------------------------

FINLAND-1.90%

Nokia Oyj (Communications
  Equipment)                           396,800       22,779,645
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FRANCE-4.35%

AXA (Insurance-Multi-Line)              75,080   $   11,141,000
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                98,160        7,939,301
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)          25,320        5,111,719
---------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                               9,270        6,350,686
---------------------------------------------------------------
STMicroelectronics N.V.
  (Electronics-Semiconductors)          67,600       12,909,371
---------------------------------------------------------------
Total Fina Elf (Oil & Gas-Refining
  & Marketing)                          58,459        8,876,743
---------------------------------------------------------------
                                                     52,328,820
---------------------------------------------------------------

GERMANY-2.05%

Epcos A.G. (Electronics-Component
  Distributors)(a)                      72,800       10,299,300
---------------------------------------------------------------
Infineon Technologies A.G.
  (Electronics-Semiconductors)(a)       94,500        6,512,690
---------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)           52,700        7,781,710
---------------------------------------------------------------
                                                     24,593,700
---------------------------------------------------------------

HONG KONG-2.01%

China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              1,496,000     10,707,390
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                     828,000        3,826,837
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)                 392,000        5,686,848
---------------------------------------------------------------
Shangri-La Asia Ltd.
  (Lodging-Hotels)                   3,478,000        3,884,687
---------------------------------------------------------------
                                                     24,105,762
---------------------------------------------------------------

INDONESIA-0.07%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                       122,200          855,400
---------------------------------------------------------------

ITALY-0.43%

Bipop (Banks-Regional)                  57,300        5,213,154
---------------------------------------------------------------

JAPAN-10.35%

Advantest Corp.
  (Electronics-Instrumentation)         31,200        7,139,436
---------------------------------------------------------------
DDI Corp. (Telephone)                      630        7,234,338
---------------------------------------------------------------
Hirose Electric Co. Ltd.
  (Electronics-Component
  Distributors)                         32,000        3,870,167
---------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)           50,000        5,093,300
---------------------------------------------------------------
Matsushita Communication
  Industrial Co., Ltd. (Telephone)      46,000        7,216,187
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                         46,000        8,945,687
---------------------------------------------------------------
NEC Corp. (Computers-Hardware)         358,000        9,746,909
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                                478        5,931,565
---------------------------------------------------------------
NTT Data Corp. (Computers-Software
  & Services)(a)                           318        4,240,589
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
JAPAN-(CONTINUED)

NTT DoCoMo, Inc.
  (Telecommunications
  -Cellular/Wireless)                      200   $    6,686,114
---------------------------------------------------------------
Omron Corp. (Electronics-Component
  Distributors)                         13,000          353,938
---------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment
  & Supplies)                          230,000        4,856,230
---------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component
  Distributors)                         15,000        5,028,476
---------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                             48,600        2,880,400
---------------------------------------------------------------
Sanix Inc.-Bonus Shares
  (Services-Commercial &
  Consumer)(a)(b)                       24,300        1,440,200
---------------------------------------------------------------
Sanyo Electric Co., Ltd.
  (Electronics-Component
  Distributors)(a)                   1,199,000        8,005,547
---------------------------------------------------------------
Sharp Corp. (Electrical Equipment)     185,000        3,572,024
---------------------------------------------------------------
Sony Corp. (Electrical Equipment)       30,700        3,528,147
---------------------------------------------------------------
Sony Corp.-Bonus Shares
  (Electrical Equipment)(a)(b)          30,700        3,553,734
---------------------------------------------------------------
Takeda Chemical Industries Ltd.
  (Health Care-Drugs-Generic &
  Other)                                94,000        6,189,193
---------------------------------------------------------------
Tokyo Electron Ltd.
  (Electronics-Semiconductors)          67,000       10,926,240
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                          52,550        7,883,595
---------------------------------------------------------------
                                                    124,322,016
---------------------------------------------------------------

MEXICO-2.41%

Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            174,900        3,246,581
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR
  (Beverages-Alcoholic)                111,590        4,603,088
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C
  (Beverages-Alcoholic)                445,440          946,536
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   105,200        6,673,625
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                            518,000        1,667,595
---------------------------------------------------------------
Telefonos de Mexico S.A.-Class
  L-ADR (Telephone)                    116,000        6,822,250
---------------------------------------------------------------
Wal-Mart de Mexico S.A. de
  C.V.-Series C (Retail-General
  Merchandise)(a)                    2,327,000        4,957,113
---------------------------------------------------------------
                                                     28,916,788
---------------------------------------------------------------

NETHERLANDS-2.31%

Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                           274,240       12,243,139
---------------------------------------------------------------
KPNQwest N.V.
  (Telecommunications-Long
  Distance)(a)                         129,800        5,396,806
---------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Broadcasting-Television,
  Radio & Cable)(a)                    129,000        4,698,089
---------------------------------------------------------------
VNU N.V. (Publishing)                  101,830        5,452,154
---------------------------------------------------------------
                                                     27,790,188
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
NEW ZEALAND-0.16%

Auckland International Airport
  Ltd. (Airlines)                    1,800,000   $    1,984,570
---------------------------------------------------------------

SINGAPORE-1.17%

Allgreen Properties Ltd.
  (Homebuilding)(a)                  1,020,000          693,268
---------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)(a)              280,283        3,859,290
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                        782,600        1,815,841
---------------------------------------------------------------
NatSteel Ltd. (Iron & Steel)         1,553,000        3,803,562
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)              200,000        3,913,986
---------------------------------------------------------------
                                                     14,085,947
---------------------------------------------------------------

SOUTH KOREA-0.67%

Korea Telecom Corp.-ADR
  (Telephone)                          122,200        4,215,900
---------------------------------------------------------------
L.G. Chemical Ltd.
  (Chemicals-Diversified)              167,000        3,837,351
---------------------------------------------------------------
                                                      8,053,251
---------------------------------------------------------------

SPAIN-0.80%

Telefonica S.A. (Telephone)(a)         430,380        9,585,382
---------------------------------------------------------------

SWEDEN-1.55%

Telefonaktiebolaget LM Ericsson
  A.B.-Class B (Communications
  Equipment)                           209,000       18,592,812
---------------------------------------------------------------

SWITZERLAND-3.85%

ABB Ltd. (Electrical Equipment)         99,020       11,123,582
---------------------------------------------------------------
Adecco S.A. (Services-Commercial &
  Consumer)                             10,700        8,789,840
---------------------------------------------------------------
Ares-Serono Group-Class B (Health
  Care-Drugs-Generic & Other)(a)         3,945       12,127,010
---------------------------------------------------------------
Compagnie Financiere Richemont
  A.G. (Tobacco)                         3,100        7,540,784
---------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                15,660        6,664,023
---------------------------------------------------------------
                                                     46,245,239
---------------------------------------------------------------

UNITED KINGDOM-5.94%

ARM Holdings PLC
  (Electronics-Semiconductors)(a)      720,400        7,349,958
---------------------------------------------------------------
COLT Telecom Group PLC
  (Telephone)(a)                       273,000       11,604,757
---------------------------------------------------------------
Compass Group PLC
  (Services-Commercial & Consumer)     613,600        8,707,102
---------------------------------------------------------------
Marconi PLC (Communications
  Equipment)                           688,100        8,590,629
---------------------------------------------------------------
Shell Transport & Trading Co.
  (Oil-International Integrated)       843,000        6,860,942
---------------------------------------------------------------
Vodafone AirTouch PLC (Telephone)    4,869,234       22,336,536
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                           366,600        5,904,497
---------------------------------------------------------------
                                                     71,354,421
---------------------------------------------------------------
    Total Foreign Stocks & Other
    Equity Interests (Cost
    $355,986,548)                                   556,218,454
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
CORPORATE BONDS-0.50%

COMMUNICATIONS EQUIPMENT-0.50%

Juniper Networks, Inc., Unsec.
  Conv. Bonds, 4.75%, 03/15/07
  (Cost $6,515,000)                $ 6,515,000   $    5,969,369
---------------------------------------------------------------

                                     SHARES
MONEY MARKET FUNDS-8.04%

STIC Liquid Assets Portfolio(c)     48,335,796       48,335,796
---------------------------------------------------------------
STIC Prime Portfolio(c)             48,335,796       48,335,796
---------------------------------------------------------------
    Total Money Market Funds
    (Cost $96,671,592)                               96,671,592
---------------------------------------------------------------
TOTAL INVESTMENTS-98.25% (Cost
  $809,192,813)                                   1,180,550,993
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.75%                                  21,014,545
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,201,565,538
===============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
GDR    - Global Depositary Receipt
Pfd.   - Preferred
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Security fair valued in accordance with the procedures established by the Board of Directors.

(c) The money market fund has the same investment advisor as the Fund.


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $809,192,813)                                $1,180,550,993
-------------------------------------------------------------
Foreign currencies, at value (cost
  $25,048,377)                                     24,919,556
-------------------------------------------------------------
Receivables for:
  Investments sold                                 19,137,341
-------------------------------------------------------------
  Capital stock sold                                5,471,449
-------------------------------------------------------------
  Dividends and interest                            1,627,901
-------------------------------------------------------------
Investment for deferred compensation plan              28,646
-------------------------------------------------------------
Other assets                                           49,094
-------------------------------------------------------------
    Total assets                                1,231,784,980
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            27,007,443
-------------------------------------------------------------
  Capital stock reacquired                          1,025,984
-------------------------------------------------------------
  Deferred compensation plan                           28,646
-------------------------------------------------------------
Accrued advisory fees                                 822,100
-------------------------------------------------------------
Accrued administrative services fees                   11,527
-------------------------------------------------------------
Accrued distribution fees                             888,440
-------------------------------------------------------------
Accrued transfer agent fees                           238,841
-------------------------------------------------------------
Accrued operating expenses                            196,461
-------------------------------------------------------------
    Total liabilities                              30,219,442
-------------------------------------------------------------
Net assets applicable to shares outstanding    $1,201,565,538
=============================================================

NET ASSETS:

Class A                                        $  547,607,194
=============================================================
Class B                                        $  585,989,861
=============================================================
Class C                                        $   67,968,483
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      200,000,000
=============================================================
  Outstanding                                      20,076,217
=============================================================
Class B:
  Authorized                                      200,000,000
=============================================================
  Outstanding                                      22,189,398
=============================================================
Class C:
  Authorized                                      200,000,000
=============================================================
  Outstanding                                       2,572,897
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        27.28
=============================================================
  Offering price per share:
    (Net asset value of $27.28 divided by
     95.25%)                                   $        28.64
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        26.41
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        26.42
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $255,765)                                     $  3,879,043
------------------------------------------------------------
Interest                                              71,416
------------------------------------------------------------
    Total investment income                        3,950,459
------------------------------------------------------------

EXPENSES:

Advisory fees                                      4,674,301
------------------------------------------------------------
Administrative services fees                          68,693
------------------------------------------------------------
Custodian fees                                       364,389
------------------------------------------------------------
Distribution fees -- Class A                       1,266,808
------------------------------------------------------------
Distribution fees -- Class B                       2,741,080
------------------------------------------------------------
Distribution fees -- Class C                         256,773
------------------------------------------------------------
Transfer agent fees -- Class A                       444,388
------------------------------------------------------------
Transfer agent fees -- Class B                       627,181
------------------------------------------------------------
Transfer agent fees -- Class C                        58,752
------------------------------------------------------------
Directors' fees                                        4,341
------------------------------------------------------------
Other                                                246,477
------------------------------------------------------------
    Total expenses                                10,753,183
------------------------------------------------------------
Less: Expenses paid indirectly                        (7,065)
------------------------------------------------------------
    Net expenses                                  10,746,118
------------------------------------------------------------
Net investment income (loss)                      (6,795,659)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS

Net realized gain (loss) from:
  Investment securities                           42,311,424
------------------------------------------------------------
  Foreign currencies                              (1,299,964)
------------------------------------------------------------
  Option contracts written                           152,919
------------------------------------------------------------
                                                  41,164,379
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          148,686,641
------------------------------------------------------------
  Foreign currencies                                (217,209)
------------------------------------------------------------
  Option contracts written                           921,195
------------------------------------------------------------
                                                 149,390,627
------------------------------------------------------------
Net gain on investment securities, foreign
  currencies and option contracts                190,555,006
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $183,759,347
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                   2000             1999
                                                              --------------   --------------
OPERATIONS:

  Net investment income (loss)                                $   (6,795,659)  $   (6,059,211)
---------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               41,164,379       63,983,622
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          149,390,627      140,832,462
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         183,759,347      198,756,873
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (22,400,043)      (6,185,053)
---------------------------------------------------------------------------------------------
  Class B                                                        (25,282,048)      (7,892,012)
---------------------------------------------------------------------------------------------
  Class C                                                         (1,981,388)        (358,333)
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         95,859,885       84,229,840
---------------------------------------------------------------------------------------------
  Class B                                                         93,848,270       49,286,118
---------------------------------------------------------------------------------------------
  Class C                                                         32,510,442       14,141,472
---------------------------------------------------------------------------------------------
    Net increase in net assets                                   356,314,465      331,978,905
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            845,251,073      513,272,168
---------------------------------------------------------------------------------------------
  End of period                                               $1,201,565,538   $  845,251,073
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $  790,942,173   $  568,723,576
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (7,602,321)        (806,662)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts           47,174,161       55,673,261
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              371,051,525      221,660,898
---------------------------------------------------------------------------------------------
                                                              $1,201,565,538   $  845,251,073
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions--Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the

    Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options--The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Bond Premiums--It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
I. Expenses--Distribution expenses certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A Shares to 1.92% (e.g. if AIM waives 0.80% of Class A expenses, AIM will also waive 0.80% of Class B and Class C expenses).
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $68,693 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $598,535 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,266,808, $2,741,080 and $256,773, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $322,691 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $10,159 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
    During the six months ended April 30, 2000, the Fund paid legal fees of $1,730 for services rendered by Kramer, Levin,

Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $6,722 and $343, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $7,065 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $514,936,111 and $403,794,791, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $406,123,743
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (34,807,796)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $371,315,947
=========================================================
Cost of investments for tax purposes is $809,235,046.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of period                 1,444      $ 1,753,505
----------------------------------------------------------
Closed                             (1,444)      (1,753,505)
----------------------------------------------------------
End of period                          --               --
==========================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                OCTOBER 31, 1999
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    -------------
Sold:
  Class A                                                      5,357,963    $149,242,315     10,512,070    $ 211,966,029
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,911,156     106,453,344      4,204,829       83,820,436
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,325,009      36,207,137        944,252       18,989,474
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        806,665      20,569,958        314,736        5,777,296
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        942,081      23,307,079        411,104        7,371,231
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         77,097       1,907,367         37,653          676,846
------------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions*:
  Class A                                                             --              --      3,763,754       73,826,199
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --      1,833,252       35,102,320
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (2,669,014)    (73,952,388)   (10,242,303)    (207,339,684)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,333,249)    (35,912,153)    (3,903,318)     (77,007,869)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (205,063)     (5,604,062)      (277,476)      (5,524,848)
------------------------------------------------------------------------------------------------------------------------
                                                               8,212,645    $222,218,597      7,598,553    $ 147,657,430
========================================================================================================================

* The fund acquired AIM Worldwide Growth Fund on February 12, 1999. The acquired fund's net assets as of the closing date were $109,306,659. The net assets of the Fund immediately prior to acquisition were $581,902,071.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                         APRIL 30,        -------------------------------------------------------
                                                            2000            1999        1998        1997        1996       1995
                                                      ----------------    --------    --------    --------    --------    -------
Net asset value, beginning of period                      $  23.43        $  17.91    $  16.65    $  14.20    $  12.32    $ 10.23
------------------------------------------------          --------        --------    --------    --------    --------    -------
Income from investment operations:
  Net investment income (loss)                               (0.11)          (0.10)      (0.05)      (0.04)      (0.01)     (0.02)
------------------------------------------------          --------        --------    --------    --------    --------    -------
  Net gains on securities (both realized and
    unrealized)                                               5.30            6.12        1.74        2.49        2.11       2.11
------------------------------------------------          --------        --------    --------    --------    --------    -------
    Total from investment operations                          5.19            6.02        1.69        2.45        2.10       2.09
------------------------------------------------          --------        --------    --------    --------    --------    -------
Less distributions:
  Dividends from net investment income                          --              --          --          --          --     (0.004)
------------------------------------------------          --------        --------    --------    --------    --------    -------
  Distributions from net realized gains                      (1.34)          (0.50)      (0.43)         --       (0.22)        --
------------------------------------------------          --------        --------    --------    --------    --------    -------
    Total distributions                                      (1.34)          (0.50)      (0.43)         --       (0.22)    (0.004)
------------------------------------------------          --------        --------    --------    --------    --------    -------
Net asset value, end of period                            $  27.28        $  23.43    $  17.91    $  16.65    $  14.20    $ 12.32
================================================          ========        ========    ========    ========    ========    =======
Total return(a)                                              22.48%          34.43%      10.43%      17.25%      17.26%     20.48%
================================================          ========        ========    ========    ========    ========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $547,607        $388,549    $219,050    $178,917    $114,971    $23,754
================================================          ========        ========    ========    ========    ========    =======
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.65%(b)        1.67%       1.70%       1.76%       1.93%      2.12%
------------------------------------------------          --------        --------    --------    --------    --------    -------
  Without fee waivers and/or expense
    reimbursements                                            1.65%(b)        1.67%       1.70%       1.76%       1.94%      2.98%
================================================          ========        ========    ========    ========    ========    =======
Ratio of net investment income (loss) to average
  net assets                                                 (0.93)%(b)      (0.57)%     (0.27)%     (0.30)%     (0.13)%    (0.28)%
================================================          ========        ========    ========    ========    ========    =======
Portfolio turnover rate                                         39%             93%         97%         96%         82%        79%
================================================          ========        ========    ========    ========    ========    =======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $509,507,448.

                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                         APRIL 30,        -------------------------------------------------------
                                                          2000(a)         1999(a)     1998(a)       1997        1996       1995
                                                      ----------------    --------    --------    --------    --------    -------
Net asset value, beginning of period                      $  22.78        $  17.52    $  16.39    $  14.05    $  12.26    $ 10.22
----------------------------------------------------      --------        --------    --------    --------    --------    -------
Income from investment operations:
  Net investment income (loss)                               (0.20)          (0.23)      (0.15)      (0.11)      (0.05)     (0.04)
----------------------------------------------------      --------        --------    --------    --------    --------    -------
  Net gains on securities (both realized and
    unrealized)                                               5.17            5.99        1.71        2.45        2.06       2.08
----------------------------------------------------      --------        --------    --------    --------    --------    -------
    Total from investment operations                          4.97            5.76        1.56        2.34        2.01       2.04
----------------------------------------------------      --------        --------    --------    --------    --------    -------
Less distributions from net realized gains                   (1.34)          (0.50)      (0.43)         --       (0.22)        --
----------------------------------------------------      --------        --------    --------    --------    --------    -------
Net asset value, end of period                            $  26.41        $  22.78    $  17.52    $  16.39    $  14.05    $ 12.26
====================================================      ========        ========    ========    ========    ========    =======
Total return(b)                                              22.14%          33.69%       9.78%      16.65%      16.60%     19.96%
====================================================      ========        ========    ========    ========    ========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $585,990        $425,345    $282,456    $224,225    $121,848    $17,157
====================================================      ========        ========    ========    ========    ========    =======
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.21%(c)        2.23%       2.26%       2.29%       2.48%      2.64%
----------------------------------------------------      --------        --------    --------    --------    --------    -------
  Without fee waivers and/or expense reimbursements           2.21%(c)        2.23%       2.26%       2.29%       2.49%      3.38%
====================================================      ========        ========    ========    ========    ========    =======
Ratio of net investment income (loss) to average net
  assets                                                     (1.49)%(c)      (1.13)%     (0.83)%     (0.83)%     (0.69)%    (0.79)%
====================================================      ========        ========    ========    ========    ========    =======
Portfolio turnover rate                                         39%             93%         97%         96%         82%        79%
====================================================      ========        ========    ========    ========    ========    =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $551,228,156.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                           AUGUST 4,
                                                                                                              1997
                                                                                                          (DATE SALES
                                                                 SIX MONTHS           YEAR ENDED           COMMENCED)
                                                                   ENDED             OCTOBER 31,               TO
                                                                 APRIL 30,        ------------------      OCTOBER 31,
                                                                  2000(a)         1999(a)    1998(a)          1997
                                                              ----------------    -------    -------    ----------------
Net asset value, beginning of period                              $ 22.79         $ 17.52    $ 16.39         $17.39
-----------------------------------------------------------       -------         -------    -------         ------
Income from investment operations:
  Net investment income (loss)                                      (0.20)          (0.23)(a)   (0.15)(a)     (0.03)
-----------------------------------------------------------       -------         -------    -------         ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      5.17            6.00       1.71          (0.97)
-----------------------------------------------------------       -------         -------    -------         ------
    Total from investment operations                                 4.97            5.77       1.56          (1.00)
-----------------------------------------------------------       -------         -------    -------         -------
Less distributions from net realized gains                          (1.34)          (0.50)     (0.43)            --
-----------------------------------------------------------       -------         -------    -------         ------
Net asset value, end of period                                    $ 26.42         $ 22.79    $ 17.52         $16.39
===========================================================       =======         =======    =======         ======
Total return(b)                                                     22.18%          33.69%      9.78%         (5.75)%
===========================================================       =======         =======    =======         ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $67,968         $31,356    $11,765         $1,100
===========================================================       =======         =======    =======         ======
Ratio of expenses to average net assets                              2.21%(c)        2.23%      2.26%          2.29%(d)
===========================================================       =======         =======    =======         ======
Ratio of net investment income (loss) to average net assets         (1.49)%(c)      (1.13)%    (0.83)%        (0.83)%(d)
===========================================================       =======         =======    =======         ======
Portfolio turnover rate                                                39%             93%        97%            96%
===========================================================       =======         =======    =======         ======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $51,636,860.
(d) Annualized.

BOARD OF DIRECTORS                              OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer                                Charles T. Bauer                            11 Greenway Plaza
Chairman                                        Chairman                                    Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                Robert H. Graham
Bruce L. Crockett                               President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                    Carol F. Relihan                            A I M Advisors, Inc.
Formerly Director, President, and               Senior Vice President and Secretary         11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                              Gary T. Crum                                Houston, TX 77046
                                                Senior Vice President
Owen Daly II                                                                                TRANSFER AGENT
Director                                        Edgar M. Larsen
Cortland Trust Inc.                             Senior Vice President                       A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Edward K. Dunn Jr.                              Dana R. Sutton                              Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;            Vice President and Treasurer
Formerly Vice Chairman and President,                                                       CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and        Robert G. Alley
President, Mercantile Bankshares                Vice President                              State Street Bank and Trust Company
                                                                                            225 Franklin Street
Jack Fields                                     Melville B. Cox                             Boston, MA 02110
Chief Executive Officer                         Vice President
Texana Global, Inc.;                                                                        COUNSEL TO THE FUND
Formerly Member                                 Mary J. Benson
of the U.S. House of Representatives            Assistant Vice President and                Ballard Spahr
                                                Assistant Treasurer                         Andrews & Ingersoll, LLP
Carl Frischling                                                                             1735 Market Street
Partner                                         Sheri Morris                                Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP           Assistant Vice President and
                                                Assistant Treasurer                         COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer           Renee A. Friedli                            Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                     Assistant Secretary                         919 Third Avenue
                                                                                            New York, NY 10022
Prema Mathai-Davis                              P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.     Assistant Secretary                         DISTRIBUTOR

Lewis F. Pennock                                Nancy L. Martin                             A I M Distributors, Inc.
Attorney                                        Assistant Secretary                         11 Greenway Plaza
                                                                                            Suite 100
Louis S. Sklar                                  Ofelia M. Mayo                              Houston, TX 77046
Executive Vice President                        Assistant Secretary
Hines Interests
Limited Partnership                             Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION FOR FORMER SHAREHOLDERS OF AIM GLOBAL GROWTH & INCOME FUND (UNAUDITED)
The former shareholders of AIM Global Growth & Income Fund Class A, B and C shares received ordinary dividends in the amount of $0.3927, $0.3627 and $0.3627 per share, respectively, during the Fund's tax year ended June 12, 2000. Of this amount, 7.94% is eligible for the dividends received deduction for corporations.

AIM Global Growth & Income Fund also distributed long-term capital gains of $106,937,148 for the Fund's tax year ended June 12, 2000. Of the long-term capital gains distributed, 100% is 20% rate gain.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                                 A I M Management Group Inc. has provided
AIM Aggressive Growth Fund               AIM Money Market Fund                              leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                           since 1976 and managed approximately
AIM Capital Development Fund                                                                $176 billion in assets for more than 7.4
AIM Constellation Fund(1)                INTERNATIONAL GROWTH FUNDS                         million shareholders, including
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund               individual investors, corporate clients
AIM Emerging Growth Fund                 AIM Asian Growth Fund                              and financial institutions, as of March
AIM Large Cap Growth Fund                AIM Developing Markets Fund                        31, 2000.
AIM Large Cap Opportunities Fund         AIM Euroland Growth Fund(5)                            The AIM Family of Funds--Registered
AIM Mid Cap Equity Fund                  AIM European Development Fund                      Trademark-- is distributed nationwide,
AIM Mid Cap Growth Fund                  AIM International Equity Fund                      and AIM today is the eighth-largest
AIM Mid Cap Opportunities Fund(2)        AIM Japan Growth Fund                              mutual fund complex in the United States
AIM Select Growth Fund                   AIM Latin American Growth Fund                     in assets under management, according to
AIM Small Cap Growth Fund(3)                                                                Strategic Insight, an independent mutual
AIM Small Cap Opportunities Fund(4)      GLOBAL GROWTH FUNDS                                fund monitor.
AIM Value Fund                           AIM Global Aggressive Growth Fund
AIM Weingarten Fund                      AIM Global Growth Fund
                                         AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                    GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund             AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                     GLOBAL INCOME FUNDS
AIM Charter Fund                         AIM Global Income Fund
                                         AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                   THEME FUNDS
AIM High Yield Fund                      AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                   AIM Global Financial Services Fund
AIM Income Fund                          AIM Global Health Care Fund
AIM Intermediate Government Fund         AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund       AIM Global Resources Fund
                                         AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your Financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIMFunds.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               GLG-SAR-1